STARBOARD INVESTMENT TRUST

SCS Tactical Allocation Fund

Supplement to the Prospectus, Summary Prospectus
and
Statement of Additional Information

April 30, 2014

This supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated December 30, 2013 for the SCS Tactical Allocation Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectuses, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund's toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties of a change in investment policies that will allow the Fund to invest in broader range of foreign securities.  The overall investment objective and strategies remain the same.  The change is described in more detail below.

The section of the Prospectus entitled “Principal Investment Strategies” is being amended by replacing the last sentence of the second paragraph of that section in its entirety with the following:

The Advisor may also invest in foreign companies through foreign securities, as well as American Depositary Receipts (“ADRs”) or similar depositary receipts which are issued by a domestic bank, but which represent an equity interest in the foreign company.

The section of the Prospectus entitled “Principal Risks of Investing in the Fund” is being amended by adding a new second paragraph:

Foreign Securities Risk.  The Fund may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

The section of the Summary Prospectus entitled “Principal Investment Strategies” is being amended by replacing the last sentence of the second paragraph of that section in its entirety with the following:

The Advisor may also invest in foreign companies through foreign securities, as well as American Depositary Receipts (“ADRs”) or similar depositary receipts which are issued by a domestic bank, but which represent an equity interest in the foreign company.

The section of the Summary Prospectus entitled “Principal Risks of Investing in the Fund” is being amended by adding a new second paragraph:

Foreign Securities Risk.  The Fund may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

The section of the Statement of Additional Information entitled “Additional Information About Investment Policies” is amended by replacing the paragraph caption “Foreign Investment Risk” in its entirety with the following:

Foreign Investment Risk.  The Fund’s direct and indirect investments in foreign securities involve risks different from those associated with domestic securities.  There may be less government supervision of foreign markets in which the Fund invests, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund’s foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws, changes in economic or monetary policies, or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  Foreign brokerage commissions, custody fees, and other costs of investing in foreign securities will result in the Fund incurring higher transaction costs.

Investors Should Retain This Supplement for Future Reference